--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                         New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                 August 31, 1998
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REPORT HIGHLIGHTS
================================================================================

New Jersey Tax-Free Bond Fund

*    Low  inflation,   budget  surpluses,  and  cash  flows  into  fixed  income
     investments benefited municipal securities nationwide and in New Jersey. Municipal prices rose and yields declined, resulting in solid returns.

* Your fund again outpaced its peer group average for both the 6- and 12-month periods.

* The fund benefited from an aggressive duration strategy, but became more cautious toward lower-quality investments.

* Municipal securities offer good value compared with taxable counterparts, which should reward investors in this market over time.

FELLOW SHAREHOLDERS

     Low inflation, budget surpluses on federal and state levels, and asset shifts toward fixed income investments aided the municipal market during the six months ended August 31. Your fund benefited in this environment and turned in a performance ahead of its benchmark for the past 6- and 12-month periods, a reflection of our portfolio management decisions and below-average expenses.

MARKET ENVIRONMENT

     Municipal bond prices rose during the past six months, and yields across the maturity spectrum fell as a result. These gains were owed largely to excellent economic conditions, in individual states as well as nationwide. The performance of tax-exempt securities exceeded most asset classes, but was not as strong as the Treasury market, which further solidified its position as a safe haven for global investors seeking a refuge from problems in Asia, Russia, and Latin America.

     The gap between yields on municipal and Treasury securities continued to narrow, making tax-exempt investments particularly attractive on an after-tax basis. A near-record supply of tax-exempt bond issues constrained the municipal market somewhat throughout the year and contributed to the contracting yield spread. During the same period, Treasury issuance continued to decline.

     [Insert New Jersey Bond Yield Index chart near the bottom of page 1. Edgar description: chart showing new Jersey bond yields for 8/31/97 through 8/31/98.]

     The 30-year AAA general obligation bond yield fell 15 basis points (100 basis points equal one percent) from the end of February through August 31. By comparison, the bellwether 30-year Treasury yield declined a more dramatic 60 basis points, including a 40-basis point drop in August alone. When income taxes are taken into account, municipals now yield substantially more than most other types of bonds.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     New Jersey's industry-oriented economy still trails modestly behind the national economy's growth rate, but it continued to improve during the period. Some news was very good: per capita income ranks second in the nation, and as a result tax revenues exceeded expectations and the budget is expected to close the fiscal year with a $1 billion surplus.

     On the other hand, the state's debt per capita rose, although it remains manageable. The net effect was that statewide interest fell at the end of the period, in line with the overall municipal market.

STRATEGY AND PERFORMANCE REVIEW

     A strong emphasis on income, and the long-term bonds that provide it, positioned your fund for solid returns during the six-month period. These recent results helped extend the fund's record of outperforming its benchmark. Its 6- and 12-month total returns of 3.59% and 8.82%, respectively, exceeded the 3.20% and 8.02% gains of the Lipper New Jersey Municipal Debt Funds Average. Despite pressure from falling interest rates, dividends per share remained stable, with the six-month distribution unchanged from a year ago and the one-year distribution slipping by one penny.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/98                       6 Months           12 Months
--------------------------------------------------------------------------------
New Jersey Tax-Free
Bond Fund                                      3.59%               8.82%

Lipper New Jersey Municipal
Debt Funds Average                             3.20                8.02
================================================================================

     The fund's results combined income with some price appreciation, which occurs when interest rates decline as they have for the past three years. Our strategy has emphasized maintaining a yield advantage over our competitors, aided by below-average expenses. To this end, duration was kept in what we consider an aggressive range, ending the period at 7.4 years. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of seven years will have about a 7% appreciation or decline in price in response to a one-percentage point fall or rise, respectively, in interest rates.) As negative financial and economic events unfolded in the U.S. and abroad, we anticipated that demand for conservative fixed income investments would increase, resulting in lower domestic interest rates. Our view was bolstered by the large federal government budget surpluses and low inflation statistics in the U.S., which also promote lower rates.

     A less positive fallout of the worldwide uncertainty was higher yield premiums-and lower prices-for lower-quality bonds. These issues had performed extremely well for the fund because they offered relatively high yields and benefited strongly from the improving New Jersey economy. These positive fundamentals remain intact and attractive to us, even though many of the riskier bonds in our investment universe did not participate in the summer's bond market rally.

     To protect fund performance during the period, we reduced our allocation to uninsured hospital bonds and increased it in the insured education sector. Overall the fund's allocation to bonds rated BBB (the lowest rating for investment-grade bonds) declined from 25% six months ago to about 17% on August
31. Moving forward, we will continue to consider lower-quality issues for the portfolio, but we will be more selective.

OUTLOOK

     Federal Reserve Board Chairman Alan Greenspan recently suggested that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely anticipated that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

     For the domestic economy as a whole, we believe the rate of growth will slow through the remainder of the year. Exports may fall further because of weak international markets and the strength of the U.S. dollar, and consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further restraining inflation. In this environment, the trend toward lower overall interest rates should remain intact, in our view.

     We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable-bond yields, and rising demand would benefit municipal bond investors over the long term.

Respectfully submitted,

/s/

William F. Snider
Chairman of the Investment Advisory Committee
September 20, 1998

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                           2/28/98      8/31/98
Price Per Shar .......................................      $11.51       $11.64
Dividends Per Share
        For 6 months .................................        0.28         0.28
        For 12 months ................................        0.57         0.56
Dividend Yield *
        For 6 months .................................        5.04%        4.85%
        For 12 months ................................        5.18         5.01
30-Day Standardized Yield ............................        4.26         4.27
Weighted Average Maturity (years) ....................        19.5         18.1
Weighted Average Effective Duration (years) ..........         7.5          7.4
Weighted Average Quality ** ..........................          A+           A+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
SECTOR Diversification

                                                          Percent of  Percent of
                                                          Net Assets  Net Assets
                                                             2/28/98     8/31/98
--------------------------------------------------------------------------------
Hospital Revenue .......................................         21%         17%
Educational Revenue ....................................          9          13
Air and Sea Transportation Revenue .....................          7           9
Water and Sewer Revenue ................................         10           8
General Obligation - Local .............................          7           8
Dedicated Tax Revenue ..................................         12           7
Electric Revenue .......................................          4           7
Prerefunded Bonds ......................................          6           6
Industrial and Pollution Control Revenue ...............          6           4
General Obligation - State .............................          5           4
Housing Finance Revenue ................................          3           4
Escrowed to Maturity ...................................          2           4
Nuclear Revenue ........................................          4           3
Life Care/Nursing Home Revenue .........................          3           3
Lease Revenue ..........................................         --           3
All Others .............................................          4           1
Other Assets Less Liabilities ..........................         -3          -1
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[New Jersey Tax-Free Bond Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 8/31/98         1 Year   3 Years   5 Years   Inception        Date
New Jersey Tax-Free Bond Fund  8.82%     7.59%     5.77%       7.95%     4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================


T. Rowe Price New Jersey Tax-Free Bond Fund
====================================================================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                         6 Months            Year
                                            Ended           Ended
                                          8/31/98         2/28/98         2/28/97         2/29/96         2/28/95         2/28/94

NET ASSET VALUE
Beginning of period ...............   $     11.51      $    11.08      $    11.16      $    10.63      $    11.19      $    11.23
Investment activities
      Net investment income .......          0.28*           0.57*           0.57*           0.58*           0.57*           0.56*
      Net realized and
      unrealized gain (loss) ......          0.13            0.43           (0.08)           0.53           (0.55)           0.10
      Total from
      investment activities .......          0.41            1.00            0.49            1.11            0.02            0.66
Distributions
      Net investment income .......         (0.28)          (0.57)          (0.57)          (0.58)          (0.57)          (0.56)
      Net realized gain ...........            --              --              --              --           (0.01)          (0.14)
      Total distributions .........         (0.28)          (0.57)          (0.57)          (0.58)          (0.58)          (0.70)
NET ASSET VALUE
End of period .....................   $     11.64      $    11.51      $    11.08      $    11.16      $    10.63      $    11.19
Ratios/Supplemental Data
Total return^ .....................          3.59%*          9.24%*          4.57%*         10.67%*          0.37%*          5.97%*
Ratio of expenses to
average net assets ................          0.65%*+         0.65%*          0.65%*          0.65%*          0.65%*          0.65%*
Ratio of net investment
income to average
net assets ........................          4.80%*+         5.05%*          5.18%*          5.28%*          5.41%*          4.90%*
Portfolio turnover rate ...........          20.2%           34.3%           78.9%           98.4%          139.1%           68.8%
Net assets, end of period
(in thousands) ....................   $   111,427      $   99,765      $   80,289      $   70,304      $   58,074      $   63,160

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
+  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                    Par    Value
                                                                    In thousands

NEW JERSEY  88.1%
Cape May County Industrial Pollution Control Fin. Auth .......
Atlantic City Electric
                     6.80%, 3/1/21 (MBIA Insured) ............   $1,500   $1,884
Edison Township, GO, 6.50%, 6/1/08 ...........................      350      410
Freehold Township, GO, Monmouth County Water and Sewer
                     6.35%, 10/1/11 (MBIA Insured) ...........      250      295
Hudson County Improvement Auth. Fac ..........................
Hudson County Lease Project
                     4.75%, 10/1/19 (FGIC Insured) ...........    1,000      973
                    5.375%, 10/1/24 (FGIC Insured) ...........      885      921
Jersey City, GO, School Bonds, 6.50%, 2/15/04 ................      500      547
Mercer County Public Improvement Auth., GO, Solid Waste
                                    5.75%, 9/15/16 ...........    2,000    2,181
Middlesex County Pollution Control Fin. Auth., Amerada Hess
                                   6.875%, 12/1/22 ...........    1,500    1,641
Middlesex County Utilities Auth., Sewer
                     6.25%, 8/15/10 (MBIA Insured) ...........    1,500    1,751
New Jersey, GO, 7.05%, 7/15/12 * .............................    1,335    1,574
New Jersey Economic Dev. Auth ................................
American Water
    6.00%, 5/1/36 (FGIC Insured) * ...........................    1,000    1,090
  6.875%, 11/1/34 (FGIC Insured) * ...........................    1,000    1,138
Economic Dev. ................................................
                      5.25%, 6/15/12 (FSA Insured) ...........    1,000    1,067
Franciscan Oaks, 5.75%, 10/1/23 ..............................      375      383
Harrogate
                                    5.50%, 12/1/06 ...........      400      424
                                    5.65%, 12/1/08 ...........      200      215
                                    5.75%, 12/1/16 ...........      500      516
                                   5.875%, 12/1/26 ...........      550      571
Kapkowski Road Landfill, Zero Coupon, 4/1/10 .................    1,025      500
Lawrenceville School, 5.75%, 7/1/16 ..........................    2,000    2,169
Natural Gas, VRDN (Currently 3.15%) * ........................      100      100
Saint Barnabas
                Zero Coupon, 7/1/15 (MBIA Insured) ...........    2,310    1,029
                Zero Coupon, 7/1/16 (MBIA Insured) ...........    3,500    1,484
                Zero Coupon, 7/1/17 (MBIA Insured) ...........    1,500      605
The Evergreens, 6.00%, 10/1/22 ...............................      965    1,012

New Jersey EFA
Monmouth Univ ................................................
                                     5.25%, 7/1/09 ...........   $  480   $  500
                                     5.60%, 7/1/11 ...........      425      454
                                     5.60%, 7/1/12 ...........      450      477
Princeton Univ., 5.875%, 7/1/14 ..............................    1,050    1,151
Rowan College, 6.00%, 7/1/21 (AMBAC Insured) .................    1,000    1,091
Saint Peter's College
                                    5.375%, 7/1/12 ...........      250      259
                                     5.50%, 7/1/27 ...........      500      509
Seton Hall Univ ..............................................
                     5.00%, 7/1/18 (AMBAC Insured) ...........      650      644
                     5.25%, 7/1/14 (AMBAC Insured) ...........    1,000    1,028
                                    6.875%, 7/1/10 ...........      375      404
                                     7.00%, 7/1/21 ...........      200      215
Stevens Institute Technology
                                     5.00%, 7/1/10 ...........      565      582
                                    5.375%, 7/1/11 ...........      585      617
Univ. of Medicine and Dentistry
                    5.25%, 12/1/17 (AMBAC Insured) ...........    1,000    1,027
New Jersey HFFA
Atlantic City Medical Center, 6.80%, 7/1/11 ..................    1,500    1,655
Atlantic Health System
                     5.00%, 7/1/27 (AMBAC Insured) ...........    1,000      992
Bayonne Hosp., 4.75%, 7/1/27 (FSA Insured) ...................    2,500    2,392
Hackensack Univ. Medical Center
                     5.375%, 1/1/13 (MBIA Insured) ...........    1,500    1,593
Irvington General Hosp .......................................
                   5.875%, 8/1/06 (FHA Guaranteed) ...........    1,095    1,200
                   6.375%, 8/1/15 (FHA Guaranteed) ...........      500      556
Kennedy Health
                      5.00%, 7/1/10 (MBIA Insured) ...........      500      522
                      5.00%, 7/1/11 (MBIA Insured) ...........      500      519
                      5.25%, 7/1/15 (MBIA Insured) ...........      700      729
Kimbal Medical Center
                       5.25%, 7/1/12 (FSA Insured) ...........    1,250    1,310
Raritan Bay Medical Center, 7.25%, 7/1/27 ....................      750      815
New Jersey HFAA
St. Elizabeth Hosp ...........................................
                                     6.00%, 7/1/14 ...........   $1,500   $1,586
                                     6.00%, 7/1/20 ...........      570      601
St. Joseph Hosp. and Medical Center
                                     5.75%, 7/1/16 ...........    1,000    1,070
New Jersey Higher Ed. Assistance Auth ........................
Student Loan
                   4.80%, 6/1/08 (AMBAC Insured) * ...........    3,000    3,039
                    5.80%, 6/1/16 (MBIA Insured) * ...........    1,250    1,347

New Jersey Housing and Mortgage Fin. Agency
                   6.35%, 10/1/27 (MBIA Insured) * ...........    2,000    2,151
                                    7.10%, 11/1/11 ...........      300      321
                                    7.10%, 11/1/12 ...........      175      187
Home Buyer, 5.25%, 4/1/26 (MBIA Insured) .....................    2,000    2,010
New Jersey Sports and Exposition Auth., Monmouth Park
                                     8.00%, 1/1/25 ...........      650      743
New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/15 ...    3,000    3,118
New Jersey Turnpike Auth .....................................
            10.375%, 1/1/03 (Escrowed to Maturity) ...........    3,660    4,192
New Jersey Wastewater Treatment Trust
                                     6.30%, 4/1/10 ...........    1,180    1,332
                                    6.375%, 4/1/11 ...........      750      849
Newark, GO
School Qualified Bond Act
                      5.30%, 9/1/11 (MBIA Insured) ...........    1,545    1,632
                      5.30%, 9/1/17 (MBIA Insured) ...........    1,000    1,030
Ocean County, GO, 5.125%, 10/1/12 ............................    1,250    1,311
Ocean County Utilities Auth., Wastewater, 6.30%, 1/1/11 ......    1,300    1,444
Port Auth. of New York and New Jersey
                            VRDN (Currently 3.35%) ...........    1,800    1,800
                                    5.00%, 10/1/22 ...........    2,000    1,981
                                 6.125%, 7/15/22 * ...........    1,000    1,080
                                    6.125%, 6/1/94 ...........    1,000    1,176
                                  6.50%, 10/1/01 * ...........      400      426
                   6.50%, 7/15/19 (FGIC Insured) * ...........      500      553
                                  6.50%, 11/1/26 * ...........    1,000    1,074
Port Auth. of New York and New Jersey
Special Project, 6.75%, 10/1/11 * ............................  $ 1,000   $1,110
Versatile Structures, VRDN (Currently 3.20%) .................    2,100    2,100
Salem County Pollution Control Fin. Auth., PCR
E. I. Du Pont, 6.50%, 11/15/21 * .............................    2,000    2,155
Public Service Electric and Gas
                      6.25%, 6/1/31 (MBIA Insured) ...........    1,500    1,666
South Brunswick Township, GO
Board of Ed ..................................................
                      6.40%, 8/1/09 (FGIC Insured)
                             (Prerefunded 8/1/05+) ...........    1,250    1,425
                     6.40%, 8/1/10 (FGIC Insured)
                             (Prerefunded 8/1/05+) ...........    1,500    1,710
South Jersey Transportation Auth., Raytheon Aircraft Service
                                  6.15%, 1/1/22 * ............    1,010    1,086
Southeast Morris County Municipal Utilities Auth., Water
                     6.50%, 1/1/11 (FGIC Insured) ............      750      805
Univ. of Medicine and Dentistry of New Jersey
                      5.00%, 9/1/22 (MBIA Insured) ...........      500      498
Wanaque Borough Sewage Auth., GO, 5.25%, 12/1/21 .............    1,000    1,021
Wanaque Valley Regional Sewage Auth ..........................
                     5.75%, 9/1/18 (AMBAC Insured) ...........    2,000    2,234
Warren County, PCR, Warren Energy Resource
                     6.55%, 12/1/06 (MBIA Insured) ...........      600      612
Total New Jersey (Cost $91,911) ..............................            98,196

PUERTO RICO  11.4%
Puerto Rico Commonwealth, GO
               6.45%, 7/1/17 (Prerefunded 7/1/04+) ...........      500      571
Public Improvement
                                     4.50%, 7/1/23 ...........    1,250    1,153
               6.80%, 7/1/21 (Prerefunded 7/1/02+) ...........      200      224
Puerto Rico Highway and Transportation Auth ..................
                                     5.00%, 7/1/36 ...........      500      501
                      5.50%, 7/1/15 (MBIA Insured) ...........    1,000    1,095
                      6.375%, 7/1/08 (FSA Insured) ...........    1,000    1,098
                                    6.625%, 7/1/12 ...........    1,000    1,098
                      6.625%, 7/1/12 (FSA Insured) ...........      500      551
Puerto Rico Infrastructure Fin. Auth .........................
                                     7.50%, 7/1/09 ...........  $   105   $  108
Puerto Rico Electric Power Auth ..............................
                                     4.75%, 7/1/24 ...........    1,000      957
                                     5.50%, 7/1/25 ...........    2,750    2,825
                                    7.125%, 7/1/14 ...........      500      521
Puerto Rico Public Building Auth., GO
Gov't. Fac ...................................................
                     5.00%, 7/1/27 (AMBAC Insured) ...........    1,000      995
                                     5.25%, 7/1/21 ...........    1,000    1,009
Total Puerto Rico (Cost $11,714) .............................   12,706

U. S. VIRGIN ISLANDS  1.4%
Virgin Islands Water and Power Auth ..........................
Electric System
                                    5.125%, 7/1/12 ...........      550      555
                                     5.30%, 7/1/18 ...........    1,000    1,009
Total U. S. Virgin Islands (Cost $1,536) .....................             1,564

Total Investments in Securities
100.9% of Net Assets (Cost $105,161) .........................        $ 112,466

Other Assets Less Liabilities ................................           (1,039)

NET ASSETS ...................................................        $ 111,427

Net Assets Consist of:
Accumulated net investment income - net of distributions .....        $       4
Accumulated net realized gain/loss - net of distributions ....             (979)
Net unrealized gain (loss) ...................................            7,305
Paid-in-capital applicable to 9,574,326 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized ........................          105,097

NET ASSETS ...................................................        $ 111,427

NET ASSET VALUE PER SHARE ....................................        $   11.64

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
EFA    Educational Facility Authority
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Authority
FSA    Financial Security Assurance Corp.
GO     General Obligation
HFFA   Health Facility Financing Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         8/31/98
Investment Income
Interest income .................................................       $ 2,845
Expenses
      Investment management .....................................           209
      Shareholder servicing .....................................            55
      Custody and accounting ....................................            51
      Prospectus and shareholder reports ........................            10
      Legal and audit ...........................................             6
      Registration ..............................................             4
      Trustees ..................................................             2
      Miscellaneous .............................................             2
      Total expenses ............................................           339
Net investment income ...........................................         2,506
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
      Securities ................................................           343
      Futures ...................................................           (12)
      Net realized gain (loss) ..................................           331
Change in net unrealized gain or loss on securities .............           887
Net realized and unrealized gain (loss) .........................         1,218

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $ 3,724

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                       6 Months            Year
                                                          Ended           Ended
                                                        8/31/98         2/28/98
Increase (Decrease) in Net Assets
Operations
  Net investment income ...........................   $   2,506        $  4,443
  Net realized gain (loss) ........................         331             504
  Change in net unrealized gain or loss ...........         887           2,871
  Increase (decrease) in net assets from operations       3,724           7,818
Distributions to shareholders
  Net investment income ...........................      (2,506)         (4,443)
Capital share transactions *
  Shares sold .....................................      18,155          28,813
  Distributions reinvested ........................       1,971           3,415
  Shares redeemed .................................      (9,682)        (16,127)
  Increase (decrease) in net assets from capital
  share transactions ..............................      10,444          16,101

Net Assets
Increase (decrease) during period .................      11,662          19,476
Beginning of period ...............................      99,765          80,289
End of period .....................................   $ 111,427        $ 99,765

*Share information
     Shares sold ..................................       1,580           2,553
     Distributions reinvested .....................         171             303
     Shares redeemed ..............................        (844)         (1,437)
     Increase (decrease) in shares outstanding ....         907           1,419

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

       PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $27,555,000 and $20,808,000, respectively, for the six months ended August 31, 1998

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,084,000, of which $664,000 expires in 2003, and $420,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       At August 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $105,161,000, and net unrealized gain aggregated $7,305,000, of which $7,310,000 related to appreciated investments and $5,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $40,000 was payable at August 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $12,000 of management fees were not accrued by the fund for the six months ended August 31, 1998, and $21,000 remains subject to reimbursement from a prior period. Additionally, $151,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

       In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $77,000 for the six months ended August 31, 1998, of which $14,000 was payable at period-end.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from
     8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     Account Services

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS Educational reports on investment strategies and financial markets.

     INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price New Jersey Tax-Free
Bond Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F47-051  8/31/98